NOTICE OF MEETING ADJOURMENT

OPPENHEIMER FUNDS

6803 South Tucson Way, Centennial, Colorado 80112

April 15, 2019

To our shareholders:

The Special Meeting of Shareholders originally scheduled to occur on April 12, 2019 was adjourned to May 17, 2019 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112.

The Board of Trustees of your Oppenheimer Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders. YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSAL. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (800) 821-2712.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free (800) 821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURMENT

OPPENHEIMER FUNDS

6803 South Tucson Way, Centennial, Colorado 80112

April 15, 2019

To our shareholders:

The Special Meeting of Shareholders originally scheduled to occur on April 12, 2019 was adjourned to May 17, 2019 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112.

The Board of Trustees of your Oppenheimer Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders. YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSAL. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (800) 821-2712 Ext. 12.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free (800) 821-2712 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURMENT

OPPENHEIMER FUNDS

6803 South Tucson Way, Centennial, Colorado 80112

April 15, 2019

To our shareholders:

The Special Meeting of Shareholders originally scheduled to occur on April 12, 2019 was adjourned to May 17, 2019 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112.

The Board of Trustees of your Oppenheimer Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders. YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSAL. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (800) 821-2712.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a representative when you call toll-free (800) 821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.